SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          MARATHON FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[LETTERHEAD]                                         Operations
                                                     P.O. Box 998
                                                     Stephens City, VA  22655
                                                     1-800-526-BANK


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 6, 1997


         The Annual Meeting of the Stockholders of Marathon Financial Corporation will be held at the Travelodge of Winchester, 160 Front Royal Pike, Winchester, Virginia at 7:00 P.M. local time on Tuesday, May 6, 1997 for the following purposes:

         (1) To elect three (3) directors for three (3) year terms;

         (2) To vote on a proposal to approve the 1996 Long-Term Incentive Plan; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Your Board of Directors recommends that you vote FOR the directors nominated and for the 1996 Long-Term Incentive Plan.

         Stockholders of record at the close of business on March 31, 1997 are entitled to notice of, and to vote at the meeting or any adjournment thereof. You may withdraw your proxy at any time prior to exercise thereof by delivering to the Corporation a proxy bearing a later date, by giving notice of revocation to the Corporation in writing prior to the Annual Meeting, or by giving the Corporation oral or written notice of the revocation at the Annual Meeting.

         Stockholders are simultaneously being furnished with a copy of the Annual Report for the year ending December 31, 1996. All stockholders are urged to attend the Annual Meeting.


                                        By order of the Board of Directors,

                                        /s/Donald L. Unger
                                        ____________________________________
                                        Donald L. Unger
                                        President and Chief Executive Officer

                         MARATHON FINANCIAL CORPORATION
                                4095 VALLEY PIKE
                           WINCHESTER, VIRGINIA 22602

             PROXY STATEMENT FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the management of Marathon Financial Corporation (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held on May 6, 1997 or any adjournment thereof. The cost of this solicitation will be borne by the Corporation. Brokers will be reimbursed for their reasonable expenses in soliciting proxies from beneficial owners. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 7, 1997.

         All properly executed proxies in the accompanying form received by the Corporation prior to the meeting will be voted at the meeting in accordance with any direction noted thereon. Any proxy may be revoked by delivering to the Corporation a proxy bearing a later date, by giving notice of revocation to the Corporation in writing prior to the Annual Meeting, or by giving the Corporation oral or written notice of the revocation at the Annual Meeting.


                              VOTING AT THE MEETING

         As of March 31, 1997, the record date for the determination of stockholders entitled to notice of and to vote at the meeting (the "Record Date"), there were 1,863,495 shares of Common Stock of the Corporation outstanding. For all matters to be voted on at the Annual Meeting, each share of Common Stock is entitled to one vote. Election of directors will be by a plurality of votes cast. A majority of votes cast is required to approve the 1996 Long-Term Incentive Plan. Based on the Corporation's understanding of Virginia law and its Articles of Incorporation and By Laws, abstentions and broker non-votes will not be considered votes cast. Walter H. Aikens, Nellie Long and William S. Royston will serve as Inspectors of Elections.


                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors contains eleven individuals. Three individuals are to be elected as directors of the Corporation at the Annual Meeting to serve for a term of three years expiring in June 2000, and eight directors will continue to serve in accordance with their prior election. The three nominees, W. Houston Board, III, Ralph S. Gregory and George R.
Irvin, Jr., were last elected by the stockholders in 1994.

         It is the intention of the persons named in the enclosed proxy, unless otherwise instructed by the stockholders, to vote for the nominees named below, all of whom have consented to serve if elected. If, for any reason at the time of the meeting, any of the nominees becomes unable or is unwilling to serve, the persons named in the enclosed proxy will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that any nominee will be unavailable for election.

                                    NOMINEES

         The following table sets forth certain information as of March 11, 1997 regarding the nominees and continuing directors of the Corporation. Each director serves for a three year term. Unless otherwise indicated, the principal occupation listed for each nominee and continuing director has been his principal occupation for at least the past five years.

                                                     Age, principal occupation, and beneficial ownership
                                                     of Common Stock (percentage of class)    (1)

             Nominees for Class I Directors serving until 2000:
W. Houston Board, III                                Mr. Board is 49 years old and has served as a
                                                     Director of the Corporation since 1989 and of
                                                     Marathon Bank, the Corporation's wholly owned
                                                     banking subsidiary (the "Bank"), since 1987.  He is
                                                     President and a Director of B.T.B., Inc. (tire dealer)
                                                     in Front Royal and Winchester, Virginia.

                                                               4,281 shares (.23%)

Ralph S. Gregory                                     Mr. Gregory is 57 years old and has served as
                                                     a director of the Corporation since 1989 and
                                                     of the Bank since 1987.  He is President of
                                                     Gregory's, Incorporated (commercial contractor)
                                                     in Stephens City, Virginia.

                                                              69,847 shares (3.75%)    (2)

(1) In calculating the number of shares of Common Stock which are beneficially owned (and thus the percentage of Common Stock beneficially owned), the shares set forth below include shares for which a person has the right to acquire beneficial ownership of Common Stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.

(2) Includes 58,321 shares held by, or jointly with, spouses, children, trusts or Gregory's, Incorporated.


                                                     Age, principal occupation, and beneficial ownership
                                                     of Common Stock (percentage of class)    (1)
George R. Irvin, Jr.                                 Mr. Irvin is 61 years old and has served as a
                                                     director of the Corporation since 1989 and of
                                                     the Bank since 1987.  He is retired and the
                                                     former chairman of Irvin, Incorporated
                                                     (wholesale candy and tobacco distributor)
                                                     in Edinburg, Virginia.

                                                              60,775 shares (3.26%)    (3)

                              CONTINUING DIRECTORS

                                      Class II Directors serving until 1998:
Frank H. Brumback                                    Mr. Brumback is 72 years old and has served
                                                     as a director of the Corporation since 1989
                                                     and of the Bank since 1987.  He is Chairman
                                                     of the Bank and the Corporation; Vice President
                                                     of Woodbine Farms, Incorporated (orchardist)
                                                     in Winchester, Virginia; and President of BGW,
                                                     Incorporated (real estate) in Winchester, Virginia.

                                                              35,323 shares (1.90%)    (4)

Robert W. Claytor                                    Mr. Claytor is 49 years old and has served as a
                                                     director of the Corporation since 1989 and of the
                                                     Bank since 1987.  He is President and General
                                                     Manager of H. N. Funkhouser & Company
                                                     (petroleum distributor) in Winchester, Virginia.

                                                              48,679 shares (2.61%)    (5)



(3) Includes 1,210 shares held by, or jointly with, spouses, children or trusts.

(4)      Includes 16,802 shares held jointly.

(5) Includes 38,869 shares held by, or jointly with, spouses, children or trusts.



                                                     Age, principal occupation and beneficial ownership
                                                     of Common Stock (percentage of class)    (1)

Clifton L. Good                                      Mr. Good is 59 years old and has served as
                                                     a director of the Corporation since 1989 and
                                                     of the Bank since 1987.  He is President of
                                                     Clifton L. Good Realty, Incorporated in
                                                     Front Royal, Virginia.

                                                              53,363 shares (2.86%)    (6)

Donald L. Unger                                      Mr. Unger is 54 years old and has served as
                                                     a director of the Corporation since 1993 and
                                                     of the Bank since 1993.  He has served as
                                                     President and Chief Financial Officer of the
                                                     Bank and the Corporation since April 1992.
                                                     From 1981 to 1992, Mr. Unger was chief
                                                     executive officer and a director of The Peoples
                                                     Bank of Front Royal, Front Royal, Virginia.

                                                              4,319 shares (.23%)    (7)


                                     Class III Directors to serve until 1999:

Joseph W. Hollis                                     Mr. Hollis is 43 years old and has served as a
                                                     director of the Corporation since 1989 and of
                                                     the Bank since 1987.  He is President of B. J.
                                                     Sager (beer distributor) in Winchester, Virginia.

                                                              57,951 shares (3.11%)    (8)




(6) Includes 43,854 shares held by, or jointly with, spouses, children, trusts or Clifton L. Good Realty, Incorporated.

(7) Includes 319 shares held by, or jointly with, spouses, children or trusts.

(8) Includes 54,922 shares held by, or jointly with, spouses, children, trusts or B. J. Sager, Incorporated.


                                                     Age, principal occupation, and beneficial ownership
                                                     of Common Stock (percentage of class)    (1)
Gerald H. Kidwell                                    Mr. Kidwell is 75 years old and has served as
                                                     a director of the Corporation since 1989 and
                                                     of the Bank since 1987.  He is a farmer and
                                                     former budget analyst with the federal
                                                     government in Washington, DC.

                                                              55,529 shares (2.98%)    (9)

Lewis W. Spangler                                    Mr. Spangler is 54 years old and has served as
                                                     a director of the Corporation since 1989 and of
                                                     the Bank since 1987.  He is Vice President of
                                                     Jones & Frank Corporation (petroleum equipment
                                                     sales & distribution) in Winchester, Virginia; and
                                                     Vice President and Manager of Oil Equipment
                                                     Properties (real estate in Winchester, Virginia).

                                                              39,267 shares (2.11%)    (10)

Thomas W. Grove                                      Mr. Grove is 56 years old and has served as a
                                                     director of the Corporation since 1993 and of the
                                                     Bank since 1993.  He is President of T. W. Grove
                                                     Construction, Inc. in Front Royal, Virginia.

                                                              9,009 shares (.48%)

Beneficial ownership of Common Stock by all directors
and executive officers as a group (11 persons)                438,343 shares (23.52%)    (11)

         Unless otherwise indicated in the footnotes, the individuals named above have sole voting and investment powers over the shares beneficially owned by them.



(9) Includes 54,520 shared held by, or jointly with, spouses, children or trusts.

(10) Includes 402 shares held by, or jointly with, spouses, children or trusts.

(11) 200,688 shares of Common Stock are reserved for the exercise of Warrants. However, only 25,952 Warrant shares are exercisable within 60 days and therefore have been deemed to be outstanding in calculating the beneficial ownership by all directors and executives officers as a group.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


         The Board of Directors held a total of 13 meetings in 1996. Each incumbent director attended at least 75% of the aggregate of the number of meetings of the board and the number of meetings held by all committees on which he served.


         The Board of Directors of the Bank has standing Audit, Loan, Personnel, Nominating, and Stock Option Committees.


         The Audit Committee is responsible for receiving the audit and examination reports of the internal accounting staff, the independent public accountants and the banking examiners. The Audit Committee held five meetings in 1996. The present members of the Audit Committee are Messrs. Hollis, Board, Good, Kidwell, and Unger.


         The Loan Committee considers new loan applications which are in excess of individual officer limits and monitors (with management) the Bank's loan portfolio. The Loan Committee held 35 meetings in 1996. The present members of the Loan Committee are Messrs. Claytor, Brumback, Good, Gregory, Grove, Kidwell, Spangler, and Unger.


         The Personnel Committee is responsible for supervising, hiring, and setting compensation levels for the Bank's personnel. The Personnel Committee met two times in 1996. The present members of the Personnel Committee are Messrs. Irvin, Claytor, Hollis, Spangler, and Unger.


         The Nominating Committee nominates persons to serve on the Board of Directors and is comprised of three members who change annually. The present members of the Nominating Committee are Messrs. Hollis, Kidwell, and Grove. The Nominating Committee will consider director nominations by shareholders. Pursuant to the Corporation's By Laws, any shareholder nominations must be made in writing to the Secretary of the Corporation not less than 45 days prior to the meeting of shareholders at which directors are to be elected. Any such nomination must contain certain information about the nominee, as prescribed in the By Laws.


         The Stock Options Committee is comprised of Messrs. Irvin, Hollis, Claytor and Spangler. This Committee met in September to review and submit the 1996 Long-Term Incentive Plan to the Board. This Plan is being presented to the stockholders for approval at the Annual Meeting.

                             EXECUTIVE COMPENSATION

         The following table presents an overview of executive compensation paid during 1996, 1995 and 1994 to Donald L. Unger, the Corporation's President and Chief Executive Officer. No other executive officer's compensation totaled over $100,000 during 1996.

Summary Compensation Table

                                                                          Long Term
                                                                         Compensation            All Other
                                      Annual Compensation                 Awards              Compensation

     Name                  Year       Salary            Bonus           Stock Options (#)
Donald L. Unger            1996     $104,000         $7,000                22,500 (12)           $8,000 (13)
President & Chief          1995     $100,000         $7,000                     0                $8,000 (13)
Executive Officer          1994     $100,000         $    0                   500 (14)           $8,000 (13)


Option Grants in Last Fiscal Year

         The table below sets forth information regarding stock option grants to Donald L. Unger during the fiscal year ended December 31, 1996. The grants were made pursuant to the 1996 Long-Term Incentive Plan, subject to shareholder approval of the Plan at the 1997 Annual Meeting.

                           Number of           % of Total
                           Securities       Options Granted
                           Underlying       to Employees in
    Name                 Options Granted       Fiscal Year            Exercise Price     Expiration Date
Donald L. Unger              22,500                    54%                 $5.00         September 16, 2006

-------------------------


(12) These options were granted pursuant to the Corporation's 1996 Long-Term Incentive Plan, subject to shareholder approval of the Plan at the 1997 Annual Meeting.

(13) Eight percent of annual salary accrued in lieu of a pension plan, pursuant to Mr. Unger's employment agreement.

(14) These options were granted pursuant to Mr. Unger's employment agreement with the Bank in 1992.

Fiscal Year End Option Values

         The following table presents, for Donald L. Unger, information regarding (i) his exercise of stock options in 1996 and (ii) the number and value of all his unexercised stock options at December 31, 1996.


                                                                                Unexercised      Unexercised
                                                                                Options at       in-the-Money
                           Number of                 Value of                   12/31/96 (#)     Options at
                           Shares Acquired           Value Realized             Exercisable/     12/31/96 ($)
    Name                   on Exercise (#)           upon Exercise ($)          Unexercisable    (15)
    ----                   ---------------           -----------------          -------------   ---------
Donald L. Unger                      0                                $0        1,500/22,500      375/5,625

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

         Pursuant to his employment agreement with the Bank, Donald L. Unger received options to acquire 500 shares of Common Stock, at an exercise price of $5.00 per share. The agreement also provides that Mr. Unger will receive up to 2,500 additional stock options, at an exercise price of $5.00 per share, contingent upon the Bank's performance. Mr. Unger receives life insurance (2.5 times salary) and health insurance benefits on the same terms as any other Bank employee. Pursuant to his employment agreement, each year he is allocated an additional 8% of his annual salary (unfunded) which accrues interest at the 3 month T-Bill rate until paid at the termination of his employment. If and when the Bank adopts a pension plan, this 8% will be reduced upon Mr. Unger's participation in such a plan.

         In the event of a merger or other acquisition of the Corporation or the Bank by another financial institution, Mr. Unger's employment agreement calls for him to receive a one-time payment which is tied to the consideration received by shareholders of up to 2.99 times his salary.


                             DIRECTORS' COMPENSATION

         Directors of the Corporation were paid Director fees for meetings attended as follows:

Board of Director Meetings                                    $250
Loan, Audit and Personal Committee Meetings                   $ 35



(15) Based upon a market value of $5.25 per share which is the highest trade for the fourth quarter of 1996 of which the Corporation has knowledge.

                                  401(k) PLAN

                      Defined Contribution Retirement Plan

         The Corporation has a defined contribution retirement plan under
Section 401(k) of the Internal Revenue Code covering employees who have completed six months of service and who are at least 21 years of age.


              TRANSACTIONS WITH MANAGEMENT AND BOARD OF DIRECTORS

         The Corporation's officers, directors, their immediate families and affiliated companies in which they are stockholders maintain normal business relationships with the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectibility or present other unfavorable features. The amount of such loans is $1,799,747 at December 31, 1996.

         The Bank also has a lease with Post Office Plaza partnership of which Donald L. Unger, President and Chief Executive Officer and Thomas W. Grove, Director, each own 25%. The lease arrangement was approved by the Bureau of Financial Institutions of the SCC and the Federal Reserve Board in regard to establishing a branch at 300 Warren Avenue, Front Royal, Warren County, Virginia. The land lease became effective in July of 1993 and converted to a regular lease in June of 1996. The rent paid on the lease totaled $31,763 for the year 1996.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Except for those directors and executive officers of the Corporation indicated herein, the Corporation does not know of any person or entity that is the beneficial owner of more than five percent of any class of the Corporation's voting securities.


                 APPROVAL OF THE 1996 LONG-TERM INCENTIVE PLAN

1996 Long-Term Incentive Plan

         The Corporation's shareholders are being asked to approve the Marathon Financial Corporation 1996 Long-Term Incentive Plan ("Plan") that was adopted by the Board of Directors of the Corporation on September 17, 1996, subject to shareholder approval. At the Annual Meeting, the following resolution will be offered for shareholder approval:

         RESOLVED, that the Marathon Financial Corporation 1996 Long-Term Incentive Plan as approved by the Board of Directors and as attached to the Proxy Statement issued for this Annual Meeting be and hereby is approved.

         The following description is a summary of the key features of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Purpose and Eligible Participants

         The purpose of the Plan is to promote the interest of the Corporation and its shareholders by (i) retaining and motivating experienced and knowledgeable directors, (ii) enabling such directors to participate in the long-term success of the Corporation, and (iii) attracting, retaining and motivating key employees of the Corporation by providing incentives to associate more closely their interests with the interests of the Corporation's shareholders. The Corporation believes that these objectives would be accomplished by making awards of options to buy the Corporation's Common Stock under the Plan, thereby providing participants with a proprietary interest in the growth and performance of the Corporation. Participants shall be limited to directors of the Corporation and those officers and other key employees of the Corporation who are in a position in which their decisions, actions and efforts significantly contribute to the success of the Corporation.

Shares Available

         The number of shares of Common Stock of the Corporation for which awards may be granted under the Plan may not exceed, in the aggregate, 350,000 shares of Common Stock; provided, however, that in no event may the shares for which awards may be granted under the Plan exceed 10% of the issued and outstanding shares of Common Stock of the Corporation at any time. For example, on the Record Date the Corporation had 1,863,495 shares of Common Stock outstanding and, accordingly, the maximum number of shares for which awards could have been granted on that date was 186,350. Common Stock related to awards that are forfeited, terminated, expire unexercised, or are settled in such a manner that all or some of the shares of Common Stock covered by an award under the Plan are not issued to a participant shall immediately become available for awards under the Plan. In the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, in which the number of shares held by shareholders of the Corporation prior to such event is effected by such event, then the number of shares of Common Stock which may be issued under the Plan, as well as shares issuable pursuant to outstanding awards, shall be adjusted appropriately.

Administration of the Plan

         As described below, awards under the Plan can take the form of Employee Stock Options or Director Stock Options. Employee Stock Options are administered by a committee ("Committee") appointed by the Board of Directors and composed of not less than three "non-employee directors" as defined in Securities and Exchange Commission Rule 16b-3. Within the limits of the express provisions of the Plan, the Committee determines: (i) the key employees to whom Employee Stock Options under the Plan are granted, (ii) the time or times at which such Employee Stock Options are granted, (iii) the form and amount of Employee Stock Options, and (iv) the limitations, restrictions and conditions applicable to Employee Stock Options. In making such determinations, the Committee may take into account the nature of the services rendered by key employees, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion deems relevant. The Committee may also prescribe, amend and rescind rules and regulations relating to Employee Stock Options, determine the terms and provisions of Employee Stock Options and make all other determinations it deems necessary or advisable for the administration of Employee Stock Options. The Committee's determination with respect to Employee Stock Options need not be uniform and may be made by it selectively among key employees who receive or are eligible to receive Employee Stock Options, whether or not such key employees are similarly situated.

         Director Stock Options are administered by the Board of Directors. The Board has no authority, discretion or power to select the individuals who are or will be eligible to receive Director Stock Options under the Plan. In addition, the Board has no discretion to determine the amount, price or timing of any Director Stock Options granted under the Plan, and may only administer Director Stock Options pursuant to the express terms of the Plan. Subject to these limitations, the Board has the power to: (i) construe and interpret the Plan with respect to any Director Stock Options, to construe and interpret any conditions or restrictions imposed on Common Stock acquired pursuant to the exercise of Director Stock Options and to establish, amend and revoke rules and regulations for the administration of Director Stock Options; and (ii) exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interest of the Corporation in connection with Director Stock Options.

Forms and Provisions of Awards to Key Employees

         The Committee may grant from time to time long term incentive awards under the Plan to eligible key employees in the form of non-qualified Employee Stock Options or incentive Employee Stock Options, separately or in combination, as it deems appropriate, and in the best interest of the Corporation under the circumstances. Payment for Corporation Common Stock acquired through exercise of an Employee Stock Option may be made in cash or, unless the Committee determines otherwise at or prior to the time of exercise, Corporation Common Stock at a fair market value as determined pursuant to the Plan, or a combination of cash and Common Stock. A further description of the Plan's provisions concerning the various forms of awards to key employees under the Plan is set forth below.

         Incentive Stock Options. The option price of incentive stock options awarded under the Plan cannot be less than 100% of the fair market value of the shares at the time the incentive stock option is granted. No incentive stock option shall be exercisable earlier than six months after the date of grant or later than ten years after the date of grant. In the event that a participant ceases to be an employee of the Corporation for any reason other than death, disability, retirement or involuntary separation without cause, all incentive stock options granted to such participant will lapse unless otherwise determined by the Committee. In the event employment ceases because a participant retires, becomes disabled, or is involuntarily separated without cause, prior to expiration of the participant's incentive stock option without the participant having fully exercised such incentive stock option, if permitted by the Committee, the participant shall have the right to exercise the incentive stock option during its term within a period of three months after the date employment so ceased to the extent that the incentive stock option was exercisable on the date employment ceased. In the event a participant ceases to be an employee of the Corporation because of death prior to the expiration of the participant's incentive stock option, without having fully exercised such incentive stock option, the participant's legatees, executors, personal representatives and/or distributees shall have the right to exercise the incentive stock option during its term within a period of one year after the date employment so ceased, to the extent that the incentive stock option was exercisable on the date employment ceased.

         Non-Qualified Stock Options. The option price of non-qualified stock options awarded under the Plan cannot be less than 100% of the fair market value of the shares at the time the option is granted. No non-qualified stock option may be exercised earlier than six months after the date of grant. In the event that a participant ceases to be an employee of the Corporation for any reason other than death, disability, retirement, or involuntarily separation without cause, all non-qualified stock options granted to such participant shall lapse forthwith or at such other times as determined by the Committee. In the event employment ceases because a participant dies, retires, or becomes disabled, or is involuntarily separated without cause, prior to expiration of the participant's non-qualified stock option without the participant having fully exercised such non-qualified stock option, the participant (or the participant's estate in the case of death) shall have the right to exercise the non-qualified stock option during its term within a period of twelve months after the date employment so ceased, to the extent the non-qualified stock option was exercisable on the date employment ceased.

Forms and Provisions of Awards to Directors

         Pursuant to the provisions of the Plan, and subject to approval of the Plan by shareholders of the Corporation at the 1997 Annual Meeting, the Corporation has granted Director Stock Options to each of its directors in office as of September 17, 1996 (other than Donald L. Unger, President of the Corporation, who is eligible to receive awards of Employee Stock Options) to purchase 10,000 shares of the Corporation's Common Stock. The exercise price of all of these options is $5.00 per share, which was the fair market value of the Corporation's Common Stock on the date of grant. 5,000 of the option shares vested immediately. The remaining 5,000 option shares vest in five tranches of 1,000 shares on each of September 17, 1998, 1999, 2000, 2001 and 2002. All
Director Stock Options expire if unexercised on September 16, 2006. A Director Stock Option only vests under the Plan if the director is a member of the Board in good standing on the vesting date, as determined pursuant to the Plan. All of the Director Stock Options are non-qualified stock options under the Internal Revenue Code.

Change in Control

         If there is a "change in control" or "potential change in control" of the Corporation, all outstanding stock options granted under the Plan shall be automatically vested and exercisable. A change in control of the Corporation shall be deemed to have occurred upon the happening of any of the following events: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act"), (other than the Corporation or a subsidiary of the Corporation or any Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities without the consent of a majority of the Board; (ii) the occurrence of any transaction or event relating to the Corporation required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of the Exchange Act.; (iii) when, during a period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Corporation cease for any reason other than death to constitute at least a two-thirds majority thereof, provided however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this (iii)); or (iv) the occurrence of a transaction requiring shareholder approval for the acquisition of the Corporation by an entity other than the Corporation through purchase of assets, or by merger, or otherwise. A potential change in control means the entering into of an agreement by the Corporation, or the commencement of a tender offer, the consummation of which would result in a change in control as defined above.

Term of Plan; Amendments; Termination

         The Plan became effective on September 17, 1996, subject to approval of the Plan by the Corporation's shareholders. The Plan remains in effect until all awards under the Plan have been satisfied, but no award may be granted more than seven years after the effective date of the Plan. The Committee, or the Board in the case of Director Stock Options, may amend, alter, suspend or terminate the Plan, except that any such amendment, alteration, suspension or termination shall be subject to the ratification or approval of the Corporation's shareholders, if such shareholder ratification or approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock of the Corporation may then be listed or quoted. The amendment, alteration, suspension or termination of the Plan shall not, without the consent of a participant, affect the participant's rights under an award previously granted or deprive a participant of any Common Stock already acquired through or as a result of the Plan.

Federal Income Tax Consequences

         Grants of Options. The grant of a non-qualified stock option or incentive stock option does not result in income for the grantee or in a deduction for the Corporation.

         Exercise of Options. The exercise of a non-qualified stock option results in ordinary income for the optionee and a deduction for the Corporation measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

         The exercise of an incentive stock option does not result in income for the optionee. However, the excess of the fair market value on the exercise date over the option price of the shares is an "item of adjustment" for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an incentive stock option, the optionee's gain (the excess of sales proceeds over option price) upon the sale will be taxed as capital gain, provided the optionee
(i) exercises the option while an employee of the Corporation or a subsidiary or within three months after termination of such employment for reason other than death or disability and (ii) the sale is not within two years after the date of grant nor within one year after the transfer of shares upon exercise. If the exercise is after such three month period, or the subsequent sales before the expiration of either the two year or the one year period, the optionee generally will realize ordinary income in the year of exercise or the disqualifying sale.

         Subsequent Sales. A sale of shares of the Corporation's Common Stock more than one year after their receipt will result in long-term gain or loss to the holder.

Summary of Benefits under the Plan

         The following table sets forth certain information regarding Employee Stock Options that were granted to participants under the Plan prior to the date of this Proxy Statement. These options were granted subject to the approval of the Plan by the Corporation's shareholders at the 1997 Annual Meeting. The options vest in six tranches, and all options expire if unexercised on September 16, 2006. The average of the high and low bid price of a share of the Corporation's Common Stock on NASDAQ on March 11, 1997 was $5.63.



                                                  Number of
           Name and Position                   Options Granted                Exercise Price
           -----------------                   ---------------                --------------

Donald L. Unger, President                          22,500                        $5.00
  and Chief Executive Officer
All current Executive Officers                      22,500                        $5.00
  as a group
All Employees as a group                            41,875                        $5.00


         In addition to the Employee Stock Options set forth above, the Corporation has also awarded Director Stock Options to all of its non-employee directors, subject to shareholder approval of the Plan. The terms and conditions of these grants of Director Stock Options are set forth in "Forms and Provisions of Awards to Directors" above.

         The Board of Directors believes that stock options are a competitive necessity to attract and retain directors and employees with the skill, intelligence, education and experience on whose success the Corporation is dependent. The Corporation believes that stock options are appropriate and effective methods to compensate employees and directors because they foster proprietary identification with the Corporation and encourage them to exert maximum efforts for its success.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
THE CORPORATION'S 1996 LONG-TERM INCENTIVE PLAN.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Yount, Hyde & Barbour, P.C. served as the Corporation's independent public accountant in 1996 and has been selected by the Corporation to audit the books and accounts of the Corporation and its subsidiary in 1997. The Corporation does not expect that a representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting. If such representative is present, however, he or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Corporation no later than January 16, 1998, in order to be considered for inclusion in the Corporation's proxy materials for the 1998 Annual Meeting of Stockholders.


                                 OTHER BUSINESS

         If any other matters come before the meeting, not referred to in the enclosed proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by such proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting as of the date of the preparation of this Proxy Statement.

                                          By order of the Board of Directors,



                                          Donald L. Unger
                                          President and Chief Executive Officer


Winchester, Virginia
April 7, 1997

                                PROXY SUPPLEMENT


         The following information was inadvertently omitted from page 9 of the Marathon Financial Corporation Proxy Statement for the 1997 Annual Meeting of Stockholders and should be read in conjunction with the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires directors, officers and persons who beneficially own more than 10% of a registered class of equity securities of the Corporation to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

         Mr. Unger became an executive officer of the Corporation in 1992 and became a director in 1993. In 1992, Mr. Unger inadvertently failed to file a Form 3. Mr. Grove became a director of the Corporation in 1993, at which time he also inadvertently failed to file a Form 3. The Form 3s for Messrs. Unger and Grove were filed in November 1996. Based solely on a review of the copies of Forms furnished to the Corporation, the Corporation believes that all other reporting requirements under Section 16(a) for 1996 were met in a timely manner by its directors, officers and greater than 10% beneficial owners.

Exhibit A
---------

                         MARATHON FINANCIAL CORPORATION
                         1996 LONG-TERM INCENTIVE PLAN

        1. Purpose. The purpose of the Plan is to promote the interest of Marathon Financial Corporation and its subsidiaries (the "Company") and its shareholders by (i) retaining and motivating experienced and knowledgeable directors; (ii) enabling such directors to participate in the long-term success of the Company; and (iii) attracting, retaining and motivating key employees of the Company by providing incentives to associate more closely their interests with the interests of the Company's shareholders. These objectives are accomplished by making Awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

        2.  Definitions

            2.1 "Award" shall mean the grant of any form of stock option to a Plan Participant pursuant to such terms, conditions, performance requirements, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

            2.2 "Award Agreement" shall mean an agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, and limitations applicable to an Award.

            2.3   "Board" shall mean the Board of Directors of the Company.

            2.4 "Change in Control" shall mean the happening of any of the following:

                           (i)      when any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act, (other than the Company or a subsidiary of the Company or any Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities without the consent of a majority of the Board;

                           (ii)     the occurrence of any transaction or event
relating to the Company required to be described pursuant to the requirements of
Item 6(e) of Schedule 14A of the Exchange Act.;

                           (iii)    when, during a period of two consecutive
years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this (iii)); or

                           (iv)     the occurrence of a transaction requiring
shareholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

            2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            2.6 "Committee" shall mean the Stock Option Committee of the Board. If at any time no Stock Option Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

            2.7 "Company" shall mean Marathon Financial Corporation, a corporation organized under the laws of the Commonwealth of Virginia, and all of its subsidiaries.

            2.8 "Date of Grant" shall mean the date an Award is made to a Participant.

            2.9 "Director Stock Options" shall mean the nonstatutory stock options granted under Section 8 of this Plan to Directors to purchase Stock.

            2.10 "Disability" or "Disabled" shall mean permanent and total disability as determined under the Company's long-term disability program.

            2.11 "Employee Stock Options" means the incentive and nonstatutory stock options granted under Section 9 of this Plan to Key Employees of the Company to purchase Stock.

            2.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            2.14 "Fair Market Value" shall mean as of any given date, the following:

                           (i)      With respect to Director Stock Options and
Employee Stock Options granted before the Stock is traded on the NASDAQ Small Cap Market, the price at which the Company's shares of Stock are offered to the public in the Company's Public Offering in September and October 1996;

                           (ii)     If the Stock is traded on the
over-the-counter market (including the NASDAQ Small Cap Market, but excluding the NASDAQ National Market), the average of the last sale price for the Stock on each date the Stock traded during the twenty (20) consecutive trading days (days on which the market was open for trading) immediately preceding such given date;

                           (iii)    If the Stock is traded on the NASDAQ
National Market, the average last reported sale price on the NASDAQ National Market (consolidated trading) of the Stock for the twenty (20) consecutive trading days immediately preceding such given date; and

                           (iv)     If the Stock is listed on a national
securities exchange, the average of the closing prices of the Stock of the composite tape for the twenty (20) consecutive trading days immediately preceding such given date.

                  2.15 "Good Standing" shall mean that during the calendar year while a member of the Board, the member attended at least 75% of the meetings of the Board and Board committees on which such member served, and the member has not been otherwise determined by a resolution of the Board not to be in good standing as a member of the Board.

                  2.16 "Involuntary Separation without Cause" shall mean a termination of employment by the Company for reasons other than substantial failure to perform duties, material violation of Company policies, unethical activities, misconduct, fraud, or commission of an illegal act; provided, that, Involuntary Separation without Cause does not include a resignation or a voluntary separation from employment, in either case initiated by a Participant.

                  2.17 "Key Employee" means those officers and other key employees of the Company who are in a position in which their decisions, actions and efforts significantly contribute to the success of the Company.

                  2.18 "Marathon Financial Corporation" shall mean Marathon Financial Corporation, a Virginia corporation.

                  2.19  "Non-Employee Director" shall mean a director who

                           (i)      is not currently an officer of the Company
or otherwise employed by the Company;

                           (ii)     does not receive compensation, directly or
indirectly, from the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Section 229.404(a) of the SEC Regulations; and

                           (iii)    does not possess an interest in any
transaction, and is not engaged in a business relationship for which disclosure would be mandatorily required under Section 229.404 of the SEC Regulations.

                  2.20 "Options" means the Director Stock Options and Employee Stock Options granted under this Plan.

                  2.21 "Participant" shall mean a Key Employee or director of the Company to whom an Award has been made under the Plan.

                  2.22 "Plan" shall mean the Marathon Financial Corporation 1996 Long-Term Incentive Plan.

                  2.23 "Potential Change in Control" shall mean the entering into an agreement by the Company, or the commencement of a tender offer, the consummation of which would result in a Change in Control of the Company as defined in the definition of "Change in Control" above.

                  2.24  "SEC" shall mean the Securities and Exchange Commission.

                  2.25 "Stock" means the Common Stock, $1.00 par value per share, of the Company.

        3. Effective Date and Duration of the Plan. The effective date of the Plan is September 17, 1996, subject to approval of the Plan by the shareholders of the Company before or at the 1997 annual shareholders meeting. The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of shares, but no Award shall be granted more than seven (7) years after the effective date of the Plan.

        4. Capital Stock Available for Awards. The number of shares of Stock for which Awards may be granted under the Plan shall not exceed 350,000; provided, however, that in no event may the shares for which Awards may be granted under the Plan exceed in the aggregate 10% of the issued and outstanding Stock of the Company at any time. Stock related to Awards that are forfeited, terminated, expire unexercised, or are settled in such manner that all or some of the shares covered by an Award under this Plan are not issued to a Participant shall immediately become available for Awards under this Plan.

        5.      Administration.

                 5.1       Employee Stock Options.
                           ----------------------

                           (a)      Employee Stock Option Committee.  Employee
Stock Options shall be administered by the Committee appointed by the Board and composed of not less than three Non-Employee Directors.

                           (b)      Powers of the Committee.  Within the limits
of the express provisions of the Plan, the Committee shall determine: (i) the Key Employees to whom Employee Stock

Options hereunder shall be granted, (ii) the time or times at which such Employee Stock Options shall be granted, (iii) the form and amount of the Employee Stock Options and (iv) the limitations, restrictions and conditions applicable to any such Employee Stock Options. In making such determinations, the Committee may take into account the nature of the services rendered by such Key Employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

                           (c)      Interpretations.  Subject to the express
provisions of the Plan, the Committee may prescribe, amend and rescind rules and regulations relating to Employee Stock Options, determine the terms and provisions of the Employee Stock Options and make all other determinations it deems necessary or advisable for the administration of the Employee Stock Options.

                           (d)      Determinations.  The determinations of the
Committee on all matters regarding the Employee Stock Options shall be conclusive. A member of the Committee shall only be liable for any action taken or determination made in bad faith.

                           (e)      Nonuniform Determinations.  The Committee's
determinations with respect to Employee Stock Options, including without limitation, determinations as to the Key Employees to receive Employee Stock Options, the terms and provisions of such Incentive Stock Options and the agreements evidencing the same, need not be uniform and may be made by it selectively among the Key Employees who receive or are eligible to receive Employee Stock Options, whether or not such Key Employees are similarly situated.

                 5.2       Director Stock Options.
                           ----------------------

                           5.2.1    Administration by Board.  The Director Stock
Options shall be administered by the Board. The Board shall have no authority, discretion or power to select the individuals who are or will be eligible to receive the Director Stock Options under the Plan. The Board shall not have any discretion to determine the amount, price or timing of any Director Stock Options granted or to be granted hereunder, and shall only administer the Director Stock Options pursuant to the express terms of the Plan.

                           5.2.2    Powers of Board.  The Board shall have the
power, subject to, and within the limitations of, the express provisions of the
Plan:

                                  (i)       to construe and interpret the Plan
with respect to any Director Stock Options, to construe and interpret any conditions or restrictions imposed on the Stock acquired pursuant to the exercise of Director Stock Options, to define the terms used herein (to the extent not already defined) and to establish, amend, and revoke rules and regulations for administration of the

Director Stock Options. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Director Stock Options in a manner and to the extent it shall deem necessary or expedient to make the Director Stock Options fully effective;

                                 (ii)       to amend, modify, suspend, or
terminate the Director Stock Options in accordance with Section 16; and

                                (iii)       generally, to exercise such powers
and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company in connection with the Director Stock Options.

        6. Eligibility. Participants shall be limited to the Board and Key Employees.

        7.        Awards Under the Plan.

                  7.1 Employee Stock Options. The Committee shall determine the type or types of Awards to be made to each Key Employee Participant and shall set forth in each Award Agreement the terms, conditions, and limitations applicable to each Award. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

                  7.2 Director Stock Options. Awards of Director Stock Options shall be set forth in an Award Agreement memorializing the terms, conditions and limitations set forth in this Plan.

        8.        Terms of Director Stock Option Grants.

                  8.1 Option Grant; Number of Shares. In consideration for services performed for and to be performed for, past and future contributions to, and benefits conferred upon and to be conferred upon the Company, the Company grants, on the Effective Date, Director Stock Options to each of its Directors in office on the Effective Date other than Donald L. Unger, President of the Company (who shall qualify for Employee Stock Options), to purchase 10,000 shares of Stock each, which options shall become vested and exercisable as set forth in Sections 8.3 below.

                  8.2 Option Exercise Price. The exercise price of all Options granted under this Plan shall be 100% of the Fair Market Value on the Date of Grant.

                  8.3 Vesting and Exercise of Options. All Director Stock Options shall become vested and exercisable as set forth below, and shall expire on the tenth year anniversary of the Date of Grant. A Director Stock Option shall only vest if the Participant is a member of the Board in Good Standing on the vesting date.


                                                                               Exercise Period
                                                                   ------------------------------------------
    Number of Shares                 Vesting                       Commencement                    Expiration
    Subject to Option                  Date                            Date                           Date
    -----------------                -------                         --------                       --------

          5,000                 September 17, 1996                      *                      September 16, 2006
          1,000                 September 17, 1998              September 17, 1998             September 16, 2006
          1,000                 September 17, 1999              September 17, 1999             September 16, 2006
          1,000                 September 17, 2000              September 17, 2000             September 16, 2006
          1,000                 September 17, 2001              September 17, 2001             September 16, 2006
          1,000                 September 17, 2002              September 17, 2002             September 16, 2006


*  Date of shareholder approval of the Plan.

                  8.4 Taxation of Bank Director Stock Options. The Company does not intend that Director Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code. Accordingly, the Director Stock Options shall be subject to taxation under
Section 83 of the Code.

        9.        Terms of Employee Stock Options.

                  9.1 General. Awards to Key Employees may be made in the form of incentive stock options or nonqualified stock options, as set forth in Sections 9.2 and 9.3 below.

                  9.2 Incentive Stock Options. Incentive stock options, or substitutes therefor, are options to purchase Stock which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code. Incentive stock options shall be evidenced by Award Agreements which shall contain in substance the following terms and conditions:

                           9.2.1    Option Price.  The purchase price per share
of Stock deliverable upon the exercise of an incentive stock option shall not be less than 100% of the Fair Market Value of the Stock on the day the incentive stock option is granted.

                           9.2.2    Exercise of Option.  Each Award Agreement
pursuant to which incentive stock options are granted shall state the period or periods of time within which the incentive stock option may be exercised by the Participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the exercise period shall not commence earlier than six months after the date of the grant of the incentive stock option nor end later than 10 years after the date of the grant of the incentive stock option.

                           9.2.3    Nontransferability.  Each Award Agreement
shall state that the incentive stock option is not transferable other than by will or the laws of descent and distribution, and during the lifetime of the Participant is exercisable only by the Participant.

                           9.2.4    Payment for Shares.  Stock purchased
pursuant to an incentive stock option shall be paid for in full in cash or, unless the Committee determines otherwise at or prior to the time of exercise, Stock at Fair Market Value or a combination thereof, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the incentive stock option or portion thereof being exercised.

                           9.2.5    Rights Upon Termination of Employment.  In
the event that a Participant ceases to be an employee of the Company for any reason other than death, Disability, retirement (including early retirement) or Involuntary Separation without Cause, all incentive stock options granted to the Participant shall lapse forthwith or at such other time as determined by the Committee. In the event employment ceases because a Participant retires, becomes Disabled, or is Involuntarily Separated without Cause, prior to expiration of the Participant's incentive stock option, without having fully exercised such incentive stock option, if permitted by the Committee, the Participant shall have the right to exercise the incentive stock option during its term within a period of three months after the date employment so ceased, to the extent that the incentive stock option was exercisable on the date employment ceased. In the event a Participant ceases to be an employee of the Company because of death prior to the expiration of the Participant's incentive stock option, without having fully exercised such incentive stock option, Participant's legatees, executors, personal representatives and/or distributees shall have the right to exercise the incentive stock option during its term within a period of one year after the date employment so ceased, to the extent that the incentive stock option was exercisable on the date employment ceased.

                           9.2.6    Individual Limitations.

                                  (i)       Notwithstanding anything herein to
the contrary, to the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of stock for which any Participant is granted incentive stock options that are exercisable for the first time during any calendar year (under all such plans of the Company) shall exceed $100,000 (such excess to be determined by taking incentive stock options into account in the order in which granted), such incentive stock options to such extent shall be treated as options which are not incentive stock options.

                                 (ii)       Notwithstanding anything herein to
the contrary, no incentive stock option shall be granted to any individual if at the time the incentive stock option is to be granted the individual owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation unless at the time such incentive stock option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the incentive stock option and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

                  9.2.7 Code Compliance. Each Award Agreement pursuant to which incentive stock options are granted shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as a tax-favored option within the meaning of Section 422 of the Code, or the regulations thereunder. The Board shall have the power without further approval to amend the terms of the Plan or any Awards or Award Agreements thereunder for such purpose.

                  9.2.8 Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of an incentive stock option. The cashless exercise shall be effected by the Participant delivering to a registered securities broker acceptable to the Company instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

                  9.3 Non-Qualified Stock Options. Non-qualified stock options, or substitutes therefore, are options to purchase Stock of the Company which are not intended to comply with Section 422 of the Code. Non-qualified stock options shall be evidenced by Award Agreements which shall contain in substance the following terms and conditions:

                           9.3.1    Option Price.  The purchase price per share
of stock deliverable upon the exercise of a non-qualified stock option shall be not less than 100% of the Fair Market Value of the Stock on the day the non-qualified stock option is granted, as determined by the Committee.

                           9.3.2    Exercise of Option.  Each Award Agreement
pursuant to which non- qualified stock options are granted shall state the period or periods of time within which the non-qualified stock option may be exercised by the Participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee at the time of grant, provided that the exercise period shall not commence earlier than six months after the date of the grant of the non-qualified stock option.

                           9.3.3    Payment for Shares.  Stock purchased
pursuant to a non-qualified stock option shall be paid for in full in cash or, unless the Committee determines otherwise at or prior to the time of exercise, in Stock of the Company at Fair Market Value or a combination of cash and such Stock, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the non-qualified stock option or portion thereof being exercised.

                           9.3.4    Rights Upon Termination of Employment.  In
the event that a Participant ceases to be an employee of the Company for any reason other than death, Disability, retirement (including early retirement) or Involuntary Separation without Cause, all non-qualified stock options granted to such Participant shall lapse forthwith or at such other time as determined by the Committee. In the event employment ceases because a Participant dies, retires, or becomes Disabled, or is Involuntarily Separated without Cause prior to expiration of the Participant's non-qualified stock option without having fully exercised such non-qualified stock option, the Participant shall have the right to exercise the non-qualified stock option during its term within a period of twelve months after the date employment so ceased, to the extent that the non-qualified stock option was exercisable on the date employment ceased.

                           9.3.5    Cashless Exercise.  To the extent permitted
under the applicable laws and regulations under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of a non-qualified stock option. The cashless exercise shall be effected by the Participant delivering to a registered securities broker acceptable to the Company instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

       10. Accelerated Exercise in the Event of Change of Control. Any other provision of this Plan notwithstanding, all Options granted to a Participant shall be automatically vested and exercisable in the event of a Change in Control, or a Potential Change in Control of the Company.

       11.      General Restrictions.

                  11.1 Conditions on Company's Obligations. The Company's obligations with respect to each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Stock, is necessary or desirable as a condition of or in connection with the granting of such Award, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  11.2 Per Participant Limitation on Stock Options. Notwithstanding anything in this Plan to the contrary, no Participant shall receive incentive stock options and non-qualified stock options that, in the aggregate, allow the Participant the option to purchase in excess of 50,000 shares of Stock of the Company in any given year the Plan is in effect.

       12. Rights To Terminate Employment. Nothing in the Plan or in any Award Agreement or other agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Participant.

       13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

       14. Nontransferability. No Award under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution. During the life of the Participant, all Awards shall be exercisable only by such person or by such Participant's guardian or legal representative.

       15. Adjustments. In the event of any change in the outstanding Stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, stock-split, combination, exchange of shares or the like, in which the number of shares held by the Company shareholders prior to such event is affected by such event, then the Committee shall adjust the number of shares of Stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Award or the number or kind of shares issuable pursuant to an outstanding Award under the Plan. Notwithstanding the foregoing, all changes in the outstanding Stock of the Company shall be considered in determining the number of shares of outstanding Stock of the Company for purposes of Section 4 of this Plan.

       16. Termination and Amendment of the Plan. The Committee (or the Board in the case of Director Stock Options) may from time to time amend, modify, terminate or suspend the Plan; provided, however, that:

                  16.1 Except as provided in Sections 9.2.7 and 15, no such amendment, modification, suspension, or termination shall impair or adversely alter any Options or rights theretofore granted under the Plan, except with the consent of the optionee, nor shall any amendment, modification, suspension, or termination deprive any optionee of any Common Stock which he may have acquired through or as a result of the Plan;

                  16.2 To the extent necessary under Section 16(b) of the Act and the rules and regulations promulgated thereunder, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law. Specifically, the Committee (or the

Board in the case of Director Stock Options) may not without the approval of the shareholders of the Company:


                         (i)        materially increase the total number of shares of Stock available for grant under the Plan;

                        (ii)        materially modify the class of eligible individuals under the Plan; or


                       (iii)        materially increase the benefits to any Participant who is subject to the restrictions of Section 16 of the Act.

                16.3   With respect to Director Stock Options, the provisions of the Plan governing:

                         (i)        the number of Director Stock Options to be awarded to Directors;

                        (ii)        the Stock to be covered by each Director Stock Option;

                       (iii)        the exercise price per share under each Director Stock Option;

                        (iv)        when and under what circumstances each Director Stock Option will be granted; and

                         (v)        the period within which each Director Stock Option may be exercised shall in no event be amended more often than once every six (6) months, other than to comport with changes in the Code, ERISA or the rules and regulations promulgated thereunder.

       17. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

       18. Compliance With Exemptive Rules Under Section 16 of the Exchange Act. It is the intent of the Company that transactions involving equity securities under the Plan by persons subject to Section 16 of the Exchange Act be exempt under Rule 16b-3 under the Exchange Act. Accordingly, if any provision of the Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction.

       19. Governing Law. To the extent that federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


Adopted by the Board of Directors September 17, 1996.

                         MARATHON FINANCIAL CORPORATION
                                4095 VALLEY PIKE
                           WINCHESTER, VIRGINIA 22602



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE MAY 6, 1997 ANNUAL MEETING OF STOCKHOLDERS


         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated the 7th day of April, 1997, and revoking all prior proxies, hereby appoints Robert W. Claytor and Clifton L. Good, and either of them as proxies with full power of substitution and hereby authorizes such proxies, and either of them, to represent and to vote, as designated below, all of the shares of Common Stock of Marathon Financial Corporation, held of record by the undersigned on March 31, 1997 at the Annual Meeting of Stockholders to be held on May 6, 1997 or at any adjournment thereof.

         The Board of Directors Unanimously Recommends a Vote for Proposal 1 and Proposal 2.


1.       Election of Directors for the terms specified in the Proxy Statement

         [   ]  FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

         [   ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

     W. Houston Board, III      Ralph S. Gregory      George R. Irvin, Jr.

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name.)


2.       Approval of the 1996 Long-Term Incentive Plan.

         [   ] FOR              [   ] AGAINST                  [   ] ABSTAIN


3. In their discretion, upon such other matters as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be noted for Proposal 1 and Proposal 2.

         PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one such person needs to sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president and other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark, sign, and date and return this proxy promptly using the enclosed envelope.


DATE: _______________________, 1997       _____________________________________
                                                        Signature

[   ]   Will attend meeting.
                                          _____________________________________
                                                        Signature